Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Managed High Yield Trust

11|30|05

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what’s right for investors

We have stringent investor protections and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

Putnam Managed High Yield Trust 11| 30| 05 Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Your fund’s management	14
Terms and definitions	17
Trustee approval of management contract	18
Other information for shareholders	25
Financial statements	27
Shareholder meeting results	55

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

During the course of 2005, U.S. and global economies proved resilient in the face of some emerging challenges. Higher energy prices, mounting inflationary pressures, and damage caused by an unusually active hurricane season appeared at times to pose a risk to corporate earnings, raising investors’ concerns. The Federal Reserve Board’s program of interest-rate increases remained in effect throughout the year, as well. Nevertheless, in recent months the financial markets have demonstrated trends consistent with an expanding economy -- relative weakness for bonds and relative strength for stocks. With many companies appearing likely to deliver strong earnings, our teams are working to identify investment opportunities while remaining cognizant of the risks posed by higher energy prices in the winter months, as well as the possibility of continued increases in interest rates in 2006.

In our view, the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors. We want you to know that Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. Also, in keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund. Furthermore, on page 18 we provide information about the 2005 approval by the Trustees of your fund’s management contract with Putnam.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds throughout 2005 and wish you a happy and prosperous 2006.

Putnam Managed High Yield Trust: a disciplined approach to seeking income and capital growth

Relative to most types of fixed-income investments, high-yield bonds are more dependent on the performance of issuing companies than on interest rates. For this reason, distinguishing between opportunities and pitfalls requires a rigorous investment process. With Putnam Managed High Yield Trust, this process is highlighted by exhaustive research, investment diversification, and timely portfolio adjustments.

Because of the risks of high-yield bond investing, in-depth credit research is essential. The fund’s research team -- more than 20 professionals, including analysts who specialize by industry -- visits with the management of issuing companies and analyzes each company’s prospects. The team then compares this information, along with each bond’s independent credit rating, to the bond’s stated yield before deciding whether it is an appropriate investment for the fund.

The fund’s portfolio typically consists of a broad range of industries and companies. Holdings are diversified across industry sectors and among bonds with differing credit ratings. While the fund invests primarily in the bonds of U.S. companies, its diversified approach allows it to include foreign bonds as well. Among these securities, investments in emerging-market bonds may be used to enhance the fund’s appreciation potential. Although diversifi-cation does not ensure a profit or protect against a loss and it is possible to lose money in a diversified portfolio, the fund’s diversification can help reduce the volatility that typically comes with higher-risk investments.

As the bond markets shift over time, the fund’s management looks for ways to capitalize on developments that affect fixed-income securities in general and high-yield bonds in particular. For example, when credit spreads

High-yield bonds have historically offered greater return potential than investment-grade bonds.

are wide and expected to tighten, the fund may pursue the higher income potential offered by lower-quality issues. On the other hand, when credit spreads are narrow -- that is, when the difference in yield between higher- and lower-rated bonds of comparable maturities is small -- the fund may shift its emphasis to higher-quality high-yield bonds.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Additional risks may be associated with emerging-market securities, including illiquidity and volatility.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds must maintain a cash position to meet redemptions, closed-end funds have no such requirement and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

In general, the performance of high-yield bonds tends to be less dependent on interest rates than that of higher-rated bonds. Over the past 10 years, the JP Morgan Developed High Yield Index (the fund’s benchmark) largely outperformed the Lehman Global Aggregate Bond Index (which is made up of a variety of investment-grade bonds), particularly when corporate stocks were rallying.

The JP Morgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities of developed markets. The Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities. You cannot invest directly in an index.

Putnam Managed High Yield Trust seeks high current income and,  as a secondary objective, to the extent consistent with high current income, capital growth, by investing in corporate high-yield bonds. The fund is designed for investors seeking higher fixed-income returns who are willing to accept the added risks of investing in below-investment-grade bonds.

Highlights

  For the six months ended November 30, 2005, Putnam Managed High Yield Trust returned 3.34% at net asset value (NAV) and 0.56% at market price.
  The fund’s benchmark, the JP Morgan Developed High Yield Index, returned 2.52%.
  The average return for the fund’s Lipper category, High Current Yield Funds (closed-end), was 3.68%.

  Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance

It is important to note that a fund’s performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment advisor, market conditions, fluctuations in supply and demand for the fund’s shares, and changes in fund distributions.

Total return for periods ended 11/30/05

Since the fund’s inception (6/25/93), average annual return is 6.18% at NAV and 4.30% at market price.

	Average annual return		Cumulative return
	NAV	Market price	NAV	Market price

10 years	5.63%	3.71%	72.85%	43.98%

5 years	7.86	5.23	45.96	29.02

3 years	13.20	4.62	45.07	14.50

1 year	4.45	-0.76	4.45	-0.76

6 months	--	--	3.34	0.56

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

Report from the fund managers

The period in review

During the six months ended November 30, 2005, Putnam Managed High Yield Trust outperformed its benchmark, the JP Morgan Developed High Yield Index, based on results at net asset value (NAV). This outperformance was due primarily to successful security selection; in addition to positioning the fund to benefit from the strength of numerous holdings, we believe we also added value by underweighting or entirely avoiding some of the period’s weakest performers. Your fund also benefited from a small position in emerging-market bonds held earlier in the period; although this position was sold before the end of the period, we believe it contributed to the fund’s relative outperformance. The fund’s results at NAV were slightly behind the average for its Lipper peer group, but comparisons in this category can be misleading because the peer group contains only six funds, some of which use leverage to boost returns.

Market overview

In the months leading up to the semian-nual period covered by this report, high-yield bonds had struggled due to concerns that record-high energy prices might spark more broad-based infla-tion. Investors feared that the Federal Reserve Board (the Fed) might abandon its measured tightening policy and begin raising short-term interest rates more aggressively. In addition, market participants sought to come to terms with the credit-rating downgrades of General Motors and Ford bonds, and the automakers’ subsequent entry into the high-yield market. However, these fears subsided during the semiannual period. The high-yield bond market has assimilated these large issuers smoothly and recovered to post positive returns for the period.

Overall, high-yield bonds continued to benefit from consistently solid corporate business fundamentals and steady consolidation activity. Several high-yield companies were acquired by investment-grade firms, resulting in upgrades of their credit ratings. The Fed continued to boost short-term interest rates steadily, hiking the federal funds rate four times, bringing it to 4.00% by period-end. These moves didn’t lead to substantial increases in yields for longer-term bonds, but created a bit of a headwind for the high-yield market in the early fall. However, high-yield bonds enjoyed stronger performance in November due to additional demand generated by solid inflows of assets into high-yield mutual funds. The default rate within the high-yield market remained near historical lows, and the yield spread -- or advantage --offered by high-yield bonds over Treasury bonds with comparable maturities ended the period below historical averages, indicating generally favorable sentiment toward the asset class, although spreads ended the period wider than they were at the beginning of 2005.

Strategy overview

We continued to upgrade the credit quality of the portfolio during the period, moving away from the lower-quality bonds we had emphasized during the past two years. This shift was based on our belief that the Fed’s continued tightening of short-term interest rates would start to curtail economic growth. We also felt that narrow yield spreads -- i.e., a smaller difference between yields on higher-quality and lower-quality bonds of comparable maturities -- meant high-yield bond investors were not being compensated enough for the added risk of owning lower-quality bonds.

In comparison to the benchmark, the fund carried an overweighted stake in energy, where we focused on small and

Market sector performance
These indexes provide an overview of performance in different market sectors for the six months ended 11/30/05.

Bonds
JP Morgan Developed High Yield Index (high-yield corporate bond markets)	2.52%

Lehman Aggregate Bond Index (broad bond market)	-0.48%

Lehman GNMA Index (Government National Mortgage Association bonds)	0.11%

Lehman Municipal Bond Index (tax-exempt bonds)	0.37%

Equities
S&P 500 Index (broad stock market)	5.88%

Russell 2000 Index (small-company stocks)	10.47%

MSCI EAFE Index (international stocks)	11.23%

midsize exploration and production companies that we considered were well- positioned to profit from higher oil and gas prices. We underweighted transportation issues, avoiding Delta Airlines and Northwest Airlines, both of which declared bankruptcy during the period. We also underweighted the automotive industry, particularly auto suppliers whose fates are heavily dependent on the big three U.S. auto producers, and who were adversely affected by higher operating costs. In addition, we underweighted paper and forest products. We considered these bonds unattractively priced and we believed that some firms were facing weakening business prospects. As noted earlier, the fund carried a small stake in emerging-market debt for part of the period, and sold it when the bonds reached our price targets.

Your fund’s holdings

During the semiannual period, your fund’s performance was helped by several factors. The sector-weighting decisions just described -- overweighting energy; underweighting transportation and paper and forest products; and keeping a small stake in emerging markets -- all buoyed performance. The fund’s strong showing relative to its benchmark is mainly due to our underweighting or not owning certain index components that suffered price declines during the period. These laggards included electric energy merchant

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months.
Weightings are shown as a percentage of net assets. Holdings will vary over time.

Calpine, which appeared headed toward bankruptcy due to heavy indebtedness and rising prices for the natural gas the firm uses for power generation. The fund also benefited from underweighting Ford and General Motors, which, after enjoying a short rally upon entering the high-yield market, underperformed over the six-month period due to relatively weak business fundamentals. Television broadcaster Paxson Communications, on the other hand, made a substantial, positive contribution to performance. The prices for Paxson’s bonds improved because its management team offered the market more clarity about the firm’s ownership structure and corporate strategy going forward.

On the downside, the fund’s performance relative to its benchmark index was held back by our underweighting of bonds issued by electric energy merchant Mirant and rural/suburban wireless telecommunications services provider Dobson Communications. Both of these companies’ bonds recovered from depressed price levels during the period. Mirant’s bonds rallied as the company emerged from bankruptcy, but we chose to not purchase any because we found Mirant’s credit profile unappealing. Similarly, Dobson’s bonds rallied when the company posted better-than-expected revenues from roaming charges that bolstered its financial health, but we missed out on the rebound due to credit concerns.

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 11/30/05. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Coupon (%) and maturity date	Industry
General Motors Acceptance Corp. (0.8%)	8%, 2031	Automotive

Ford Motor Credit Corp. (0.8%)	7.875%, 2010	Automotive

DirecTV Holdings, LLC (0.8%)	6.375%, 2015	Broadcasting

CCH I, LLC (0.7%)	11%, 2015	Cable television

Whiting Petroleum Corp. (0.7%)	7%, 2014	Oil and gas

Novelis, Inc. 144A (0.6%)	7.5%, 2015	Metals

Qwest Communications International, Inc. (0.6%)	8%, 2014	Regional Bells

CanWest Media, Inc. (Canada) (0.6%)	8%, 2012	Publishing

Legrand SA (France) (0.6%)	8.5%, 2025	Manufacturing

Qwest Corp. (0.6%)	8.875%, 2012	Regional Bells

Fund holding Milacron, maker of plastic injection molding equipment, declined during the period, dampening performance. Bonds issued by the company fell as investors worried that its customers -- facing high plastic resin prices -- might choose to defer buying new equipment from Milacron.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy, and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

At this time, we believe corporate business fundamentals are generally positive, driven by a strong U.S. economy, healthy capital markets, merger-and-acquisitions activity, credit upgrades, and low default rates. Defaults may rise from current lows during the next 12 months, but we do not anticipate that any increase will be dramatic. In terms of valuations, yield spreads between high-yield bonds and Treasuries are currently narrower than the historical average, indicating that high-yield bond valuations may be relatively high -- although historically, spreads have been at similar levels during extended periods of low default rates. As for technicals (issues related to the supply of and demand for high-yield bonds that help drive the market), demand and new-issue supply have both waned, leading us to a neutral outlook in this area. Overall, we feel that, after such a run-up in the recent past, any positive returns for high-yield bonds will largely be generated by their regular interest payments. We intend to follow a relatively defensive approach, particularly regarding credit quality, as we believe it is the most prudent choice in this environment.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

Your fund’s performance

This section shows your fund’s performance during the first half of its fiscal year, which ended November 30, 2005. In accordance with regulatory requirements for mutual funds, we also include performance for the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance

Total return and comparative index results for periods ended 11/30/05

Lipper High
		JP Morgan	Current Yield
		Developed	Funds
	Market	High-Yield	(closed-end)
NAV	price	Index*	category average†

Annual average
Life of fund
(since 6/25/93)	6.18%	4.30%	--	6.82%

10 years	72.85	43.98	96.39%	84.24
Annual average	5.63	3.71	6.98	6.17

5 years	45.96	29.02	58.22	48.97
Annual average	7.86	5.23	9.61	8.22

3 years	45.07	14.50	45.78	46.32
Annual average	13.20	4.62	13.39	13.52

1 year	4.45	-0.76	3.28	4.90

6 months	3.34	0.56	2.52	3.68

    Performance assumes reinvestment of distributions and does not account for taxes.

    Index and Lipper results should be compared to fund performance at net asset value. Lipper calculations for reinvested dividends may differ from actual performance.

* This index began operations on 12/31/94.

+ Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 11/30/05, there were 6, 6, 4, 4, and 4 funds, respectively, in this Lipper category.

Fund price and distribution information
For the six-month period ended 11/30/05

Distributions (number)	6

Income	$0.294

Capital gains	--

Total	$0.294

Share value:	NAV	Market price
5/31/05	$9.04	$7.97

11/30/05	9.01	7.73

Current yield (end of period)
Current dividend rate[1]	6.53%	7.61%

1	Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance for most recent calendar quarter
Total return for periods ended 12/31/05

		NAV	Market price

	Annual average
	Life of fund (since 6/25/93)	6.21%	4.62%

	10 years	71.43	50.28
	Annual average	5.54	4.16

	5 years	45.52	21.71
	Annual average	7.79	4.01

	3 years	45.76	21.60
	Annual average	13.38	6.74

	1 year	3.97	3.00

	6 months	2.61	1.18

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income High-Yield Team. Paul Scanlon is the Portfolio Leader. Norman Boucher, Geoffrey Kelley, and Robert Salvin are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income High-Yield Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of November 30, 2005, and November 30, 2004.

			$1 -	$10,001 -	$50,001 -	$100,001 -	$500,001 -	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Paul Scanlon	2005	*

Portfolio Leader	2004	*

Norman Boucher	2005	*

Portfolio Member	N/A

Geoffrey Kelley	2005	*

Portfolio Member	N/A

Robert Salvin	2005	*

Portfolio Member	N/A

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 11/30/04.

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $30,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Group Chief Investment Officer of the fund’s broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Paul Scanlon is also a Portfolio Leader of Putnam Floating Rate Income Fund, Putnam High Yield Advantage Fund, and Putnam High Yield Trust. He is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Norman Boucher is also a Portfolio Member of Putnam High Yield Advantage Fund and Putnam High Yield Trust.

Geoffrey Kelley is also a Portfolio Member of Putnam High Yield Advantage Fund and Putnam High Yield Trust.

Robert Salvin is also a Portfolio Member of Putnam High Income Securities Fund, Putnam High Yield Advantage Fund, and Putnam High Yield Trust.

Paul Scanlon, Norman Boucher, Geoffrey Kelley, and Robert Salvin may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended November 30, 2005, Paul Scanlon became Portfolio Leader and Geoffrey Kelley and Robert Salvin became Portfolio Members of your fund, while Portfolio Member Norman Boucher rejoined your fund’s management team. These changes followed the departure of Portfolio Leader Stephen Peacher and Portfolio Member Rosemary Thomsen from your fund’s management team.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of November 30, 2005, and November 30, 2004.

			$1 -	$10,001 -	$50,001-	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2005	*

Chief Technology Officer	2004	*

Joshua Brooks	2005	*

Deputy Head of Investments	N/A

William Connolly	2005	*

Head of Retail Management	N/A

Kevin Cronin	2005	*

Head of Investments	2004	*

Charles Haldeman, Jr.	2005		*

President and CEO	2004		*

Amrit Kanwal	2005	*

Chief Financial Officer	2004	*

Steven Krichmar	2005	*

Chief of Operations	2004	*

Francis McNamara, III	2005	*

General Counsel	2004	*

Richard Robie, III	2005	*

Chief Administrative Officer	2004	*

Edward Shadek	2005	*

Deputy Head of Investments	N/A

Sandra Whiston	2005	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam's Executive Board as of 11/30/04.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.

Comparative indexes

JP Morgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Lipper rankings are based on total return at net asset value and do not reflect sales charges. Funds are ranked among other funds with similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract and administrative services contract with Putnam Management and its sub-management contract with Putnam Management’s affiliate, Putnam Investments Limited (“PIL”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, administrative services contract and sub-management contract, effective July 1, 2005. Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.

This approval was based on the following conclusions:

  That the fee schedule currently in effect for your fund, subject to certain changes noted below, represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and
  That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

  Consistency. The Trustees, working in cooperation with Putnam Management, have devel- oped and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds spon- sored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule currently in effect for the Putnam funds, including fee levels and breakpoints, and the assignment of your fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.)

Since their inception, Putnam’s closed-end funds have generally had management fees that are higher than those of Putnam’s open-end funds pursuing comparable investment strategies. These differences ranged from five to 20 basis points. The Trustees have reexamined this matter and recommended that these differences be conformed to a uniform five basis points. Under the new fee schedule, the fund pays a quarterly management fee to Putnam Management calculated at the annual rates set out below:

0.55% of the first $500 million of the fund’s average weekly assets (as described below under “Approval of Amended and Restated Management Contract in July 2005”);

0.45% of the next $500 million;
0.40% of the next $500 million;
0.35% of the next $5 billion;
0.325% of the next $5 billion;
0.305% of the next $5 billion;
0.29% of the next $5 billion;
0.28% of the next $5 billion;
0.27% of the next $5 billion;
0.26% of the next $5 billion;
0.25% of the next $5 billion;
0.24% of the next $5 billion;
0.23% of the next $5 billion; and
0.22% thereafter.

Your fund’s separate administrative services contract provides for quarterly payment of fees to Putnam Management equal to a percentage of the average of weekly determinations of the net asset value of the fund as calculated at the annual rates set out below:

0.20% of the first $500 million of the fund’s average net assets;
0.17% of the next $500 million;
0.16% of the next $500 million; and
0.15% of the excess over $1.5 billion.

The administrative services contract may be amended to provide for payment of fees to Putnam Management on the basis of average weekly assets without shareholder approval.

Based on net asset levels as of June 30, 2005, and without taking into account any leverage your fund may incur for investment purposes, the new management fee schedule for your fund will not change the management fees, as a percentage of the fund’s net assets, currently paid by common shareholders. The Trustees approved the new fee schedules for the funds effective as of January 1, 2006, in order to provide Putnam Management an opportunity to accommodate the impact on revenues in its budget process for the coming year.

  Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 50th percentile in management fees and in the first percentile in total expenses as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.
  Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund, subject to the changes noted above, represents an appropriate sharing of economies of scale at current asset levels. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees consid- ered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds, subject to the changes noted above, represent an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management and administrative services fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s common share performance at net asset value was in the following percentiles of its Lipper Inc. peer group for the one-, three-and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

56th	40th	40th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’

view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract and administrative services contract also included the review of your fund’s custodian and investor servicing agreements with Putnam Fiduciary Trust Company, which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of amended and restated management contract in July 2005

In July 2005, the Trustees, including the Independent Trustees of your fund, approved an amendment to your fund’s management contract to take into account investment leverage in calculating management fees. The Trustees, including a majority of the Independent Trustees, have concluded that it would be in the best interest of your fund and its common shareholders to compensate Putnam Management on the basis of its “average weekly assets,” rather than its net assets. “Average weekly assets” is defined as the difference (as measured on a weekly basis) between the fund’s total assets (including assets attributable to leverage for investment purposes) and its total liabilities (excluding liabilities attributable to leverage for investment purposes). This formulation effectively allows for Putnam Management to receive management fees on leveraged assets. As a fundamental investment restriction prohibits the fund from issuing preferred shares, for all practical purposes the only form of investment leverage available would be borrowing. In the course of their evaluation, the Trustees considered the benefit to your fund from the additional investment management services that Putnam Management would perform in connection with a leveraged investment strategy, as well as the amount of compensation Putnam Management would receive under the proposed fee structure.

The Trustees noted that the amendment would align the fee arrangements for your fund more closely with those of other closed-end Putnam funds that currently engage in leverage for investment purposes. Furthermore, the Trustees were advised by Putnam Management that it is a customary and widespread practice in the closed-end fund industry to structure leveraged products in a manner that compensates advisors for their management of the assets acquired through leverage.

In evaluating the incentives and potential conflicts of interest created by an average weekly assets-based fee, the Trustees considered that the asset coverage restrictions under the 1940 Act, as well as other legal requirements, limit the extent to which a manager can expose a fund to additional risk through leverage. Furthermore, the Trustees considered the advantages of a management fee reduction mechanism that is included in the amended contract, which reduces the management fee dollar for dollar (subject to a specified maximum reduction) where the costs of carrying investment leverage outweigh the benefits (in terms of net income and short-term capital gains) to common shareholders from managing additional investment assets. In the event that your fund actually engages in leverage, the Trustees will have the opportunity, through regular reports from Putnam Management prepared in connection with the fee reduction mechanism described above, to continue monitoring the conflict of interest between Putnam Management and your fund.

Shareholders of your fund approved the amended and restated management contract at a meeting on December 6, 2005 (which was an adjournment of the fund’s annual meeting convened on October 28, 2005).

The Trustees also approved conforming changes to the sub-management contract between Putnam Management and PIL with respect to your fund, to provide for PIL’s fee to be calculated on the basis of the fund’s average weekly assets. The fee paid under the sub-management contract is paid by Putnam Management and not by your fund. Under the circumstances, the changes to the sub-management contract did not require shareholder approval.

Other information for shareholders

Important notice regarding share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding shares over the 12 months following the announcement.

Notice regarding 2006 annual shareholder meeting

The 2006 annual meeting of shareholders of your fund is currently expected to be held in June 2006, rather than in October, as was stated in the proxy statement for the 2005 annual meeting. Accordingly, shareholder proposals to be included in the proxy statement for the 2006 meeting must be received by your fund on or before February 28, 2006. Shareholders who wish to make a proposal at the 2006 annual meeting -- other than one that will be included in the fund’s proxy materials -- should notify the fund no later than April 26, 2006. Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the 2006 annual meeting must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund no earlier than April 15, 2006, and no later than May 15, 2006. Notices of any such proposals should be addressed to the Clerk of your fund at One Post Office Square, Boston, Massachusetts 02109.

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

The fund’s portfolio 11/30/05 (Unaudited)

CORPORATE BONDS AND NOTES (90.1%)*

		Principal amount	Value

Advertising and Marketing Services (0.3%)
Affinion Group, Inc. 144A company guaranty 10 1/8s, 2013		$140,000	$132,650
Lamar Media Corp. company guaranty 7 1/4s, 2013		100,000	103,000
			235,650

Automotive (3.8%)
Dana Corp. notes 10 1/8s, 2010		30,000	27,300
Dana Corp. notes 9s, 2011		165,000	135,300
Dura Operating Corp. company guaranty Ser. B, 8 5/8s,2012		93,000	77,190
Ford Motor Co. notes 7.45s, 2031		255,000	179,775
Ford Motor Credit Corp. bonds 7 3/8s, 2011		270,000	245,309
Ford Motor Credit Corp. notes 7 7/8s, 2010		550,000	515,461
Ford Motor Credit Corp. notes 7 3/8s, 2009		75,000	68,942
General Motors Acceptance Corp. bonds 8s, 2031		545,000	534,443
General Motors Acceptance Corp. notes 5 1/8s, 2008		100,000	89,656
Meritor Automotive, Inc. notes 6.8s, 2009		115,000	105,225
Tenneco Automotive, Inc. company guaranty 8 5/8s, 2014		100,000	93,375
Tenneco Automotive, Inc. sec. notes Ser. B, 10 1/4s, 2013		210,000	229,425
TRW Automotive, Inc. sr. notes 9 3/8s, 2013		90,000	96,975
TRW Automotive, Inc. sr. sub. notes 11s, 2013		145,000	162,038
			2,560,414

Basic Materials (10.2%)
AK Steel Corp. company guaranty 7 7/8s, 2009		120,000	114,600
Almatis Investment Holdings S.a.r.l. sr. notes 11s,
2013 (Luxembourg) ‡‡		179,869	192,910
ALROSA Finance SA 144A company guaranty 8 7/8s,
2014 (Luxembourg)		125,000	143,438
BCP Crystal US Holdings Corp. sr. sub. notes 9 5/8s, 2014		130,000	144,138
Century Aluminum Co. company guaranty 7 1/2s, 2014		60,000	57,900
Chaparral Steel Co. 144A sr. unsecd. notes 10s, 2013		210,000	223,125
Chesapeake Corp. sr. sub. notes 7s, 2014	EUR	185,000	213,389
Cognis Holding GmbH & Co. 144A
sr. notes 9 1/2s, 2014 (Germany)	EUR	210,000	265,867
Compass Minerals Group, Inc. company guaranty 10s, 2011		$130,000	140,400
Compass Minerals International, Inc. sr. disc.
notes stepped-coupon Ser. B, zero % (12s, 6/1/08),2013 ††		50,000	43,250
Compass Minerals International, Inc. sr. notes stepped-coupon
zero % (12 3/4s, 12/15/07), 2012 ††		235,000	209,150
Crystal US Holdings, LLC sr. disc. notes stepped-coupon
Ser. A, zero % (10s, 10/1/09), 2014 ††		80,000	56,800
Equistar Chemicals, LP/Equistar Funding Corp. company
guaranty 10 1/8s, 2008		290,000	316,100
Georgia-Pacific Corp. company guaranty 9 3/8s, 2013		130,000	145,763
Georgia-Pacific Corp. debs. 9 1/2s, 2011		120,000	127,950
Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011 (Canada)		175,000	192,500
Gibraltar Industries, Inc. 144A sr. sub. notes 8s, 2015		75,000	75,563

CORPORATE BONDS AND NOTES (90.1%)* continued

		Principal amount	Value

Basic Materials continued
Hercules, Inc. company guaranty 6 3/4s, 2029		$140,000	$135,625
Huntsman Advanced Materials, LLC sec. FRN 11.82s, 2008		8,000	8,400
Huntsman Advanced Materials, LLC sec. notes 11s, 2010		40,000	45,700
Huntsman, LLC company guaranty 11 5/8s, 2010		78,000	88,628
Huntsman, LLC company guaranty 11 1/2s, 2012		40,000	45,500
Innophos, Inc. 144A sr. sub. notes 9 5/8s, 2014		325,000	326,625
Ispat Inland ULC sec. notes 9 3/4s, 2014		230,000	259,325
Jefferson Smurfit Corp. company guaranty 8 1/4s, 2012		5,000	4,850
Jefferson Smurfit Corp. company guaranty 7 1/2s, 2013		10,000	9,225
JSG Holding PLC 144A sr. notes 11 1/2s, 2015 (Ireland) ‡‡	EUR	107,810	114,378
Lyondell Chemical Co. bonds 11 1/8s, 2012		$10,000	11,250
Lyondell Chemical Co. company guaranty 10 1/2s, 2013		130,000	147,713
Lyondell Chemical Co. company guaranty 9 1/2s, 2008		100,000	104,750
Lyondell Chemical Co. notes Ser. A, 9 5/8s, 2007		50,000	52,375
MDP Acquisitions PLC sr. notes 9 5/8s, 2012 (Ireland)		245,000	242,550
MDP Acquisitions PLC sr. notes Ser. EUR,
10 1/8s, 2012 (Ireland)	EUR	5,000	6,289
Metals USA, Inc. 144A sec. notes 11 1/8s, 2015		$90,000	92,025
Nalco Co. sr. sub. notes 9s, 2013	EUR	65,000	83,020
Nalco Co. sr. sub. notes 8 7/8s, 2013		$190,000	197,125
Nell AF S.a.r.l. 144A sr. notes 8 3/8s, 2015 (Luxembourg)		105,000	102,900
NewPage Corp. sec. notes 10s, 2012		120,000	118,200
Norske Skog Canada, Ltd. sr. notes 7 3/8s, 2014 (Canada)		75,000	67,875
Novelis, Inc. 144A sr. notes 7 1/2s, 2015		460,000	430,100
PCI Chemicals Canada sec. sr. notes 10s, 2008 (Canada)		31,547	33,085
PQ Corp. 144A company guaranty 7 1/2s, 2013		45,000	41,400
Pregis Corp. 144A company guaranty 12 3/8s, 2013		140,000	136,500
Rockwood Specialties Group, Inc. company
guaranty 7 5/8s, 2014		235,000	284,775
SGL Carbon Luxembourg SA 144A
sr. notes 8 1/2s, 2012 (Luxembourg)	EUR	50,000	64,451
Steel Dynamics, Inc. company guaranty 9 1/2s, 2009		$110,000	115,913
Sterling Chemicals, Inc. sec. notes 10s, 2007 ‡‡		27,275	26,184
Stone Container Corp. sr. notes 9 3/4s, 2011		70,000	71,400
Stone Container Corp. sr. notes 8 3/8s, 2012		140,000	136,500
Stone Container Finance company guaranty 7 3/8s,
2014 (Canada)		215,000	196,188
Tembec Industries, Inc. company guaranty 8 1/2s,
2011 (Canada)		18,000	10,800
Tembec Industries, Inc. company guaranty 7 3/4s,
2012 (Canada)		25,000	14,750
Ucar Finance, Inc. company guaranty 10 1/4s, 2012		90,000	94,950
United States Steel Corp. sr. notes 9 3/4s, 2010		214,000	232,458
Wheeling-Pittsburgh Steel Corp. sr. notes 6s, 2010 ‡‡		7,588	6,070
Wheeling-Pittsburgh Steel Corp. sr. notes 5s, 2011 ‡‡		14,328	11,642
WHX Corp. sr. notes 10 1/2s, 2005 (In default) (F) † ****		40,000	4
			6,834,341

CORPORATE BONDS AND NOTES (90.1%)* continued

	Principal amount	Value

Beverage (0.1%)
Constellation Brands, Inc. company guaranty Ser. B, 8s, 2008	$45,000	$47,025
Constellation Brands, Inc. sr. sub. notes Ser. B, 8 1/8s, 2012	45,000	46,800
		93,825

Broadcasting (5.0%)
British Sky Broadcasting PLC company guaranty 6 7/8s,
2009 (United Kingdom)	210,000	219,793
DirecTV Holdings, LLC company guaranty 6 3/8s, 2015	520,000	510,250
DirecTV Holdings, LLC sr. notes 8 3/8s, 2013	194,000	210,490
Diva Systems Corp. sr. disc. notes Ser. B, 12 5/8s,
2008 (In default) †	440,000	550
Echostar DBS Corp. company guaranty 6 5/8s, 2014	165,000	159,225
Echostar DBS Corp. sr. notes 6 3/8s, 2011	380,000	367,612
Emmis Communications Corp. sr. notes FRN 10.364s, 2012	95,000	95,119
Granite Broadcasting Corp. sec. notes 9 3/4s, 2010	255,000	237,150
Gray Television, Inc. company guaranty 9 1/4s, 2011	105,000	112,481
LIN Television Corp. sr. sub. notes 6 1/2s, 2013	125,000	119,688
LIN Television Corp. 144A sr. sub. notes 6 1/2s, 2013	155,000	148,413
Paxson Communications Corp. company guaranty 10 3/4s, 2008	320,000	328,800
Rainbow National Services, LLC 144A sr. notes 8 3/4s, 2012	155,000	163,525
Rainbow National Services, LLC 144A sr. sub. debs. 10 3/8s, 2014	150,000	163,500
Sinclair Broadcast Group, Inc. company guaranty 8 3/4s, 2011	60,000	63,450
Sirius Satellite Radio, Inc. 144A sr. notes 9 5/8s, 2013	140,000	136,850
Young Broadcasting, Inc. company guaranty 10s, 2011	301,000	282,940
Young Broadcasting, Inc. sr. sub. notes 8 3/4s, 2014	65,000	57,038
		3,376,874

Building Materials (1.6%)
Associated Materials, Inc. company guaranty 9 3/4s, 2012	100,000	94,000
Building Materials Corp. company guaranty 8s, 2008	60,000	60,225
Goodman Global Holding Co., Inc. 144A
sr. notes 6.41s, 2012	90,000	89,100
Goodman Global Holding Co., Inc. 144A
sr. sub. notes 7 7/8s, 2012	130,000	122,200
NTK Holdings, Inc. sr. disc. notes zero %, 2014	105,000	63,525
Owens Corning bonds 7 1/2s, 2018 (In default) †	5,000	4,125
Owens Corning notes 7 1/2s, 2005 (In default) † ****	120,000	97,500
Texas Industries, Inc. 144A sr. notes 7 1/4s, 2013	225,000	232,875
THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	350,000	336,000
		1,099,550

Cable Television (2.9%)
Adelphia Communications Corp. sr. notes 10 7/8s,
2010 (In default) †	20,000	11,900
Adelphia Communications Corp. sr. notes 10 1/4s,
2011 (In default) †	90,000	57,600
Adelphia Communications Corp. sr. notes 10 1/4s,
2006 (In default) †	5,000	2,975

CORPORATE BONDS AND NOTES (90.1%)* continued

		Principal amount	Value

Cable Television continued
Adelphia Communications Corp. sr. notes 9 3/8s,
2009 (In default) †		$5,000	$3,075
Adelphia Communications Corp. sr. notes Ser. B,
9 7/8s, 2007 (In default) †		40,000	24,200
Atlantic Broadband Finance, LLC company
guaranty 9 3/8s, 2014		255,000	230,775
Cablevision Systems Corp. sr. notes Ser. B, 8s, 2012		195,000	186,225
CCH I Holdings, LLC 144A company guaranty 11 1/8s, 2014		119,000	75,565
CCH I Holdings, LLC 144A company guaranty 10s, 2014		87,000	53,505
CCH I Holdings, LLC 144A company guaranty
stepped-coupon zero % (12 1/8s, 1/15/07), 2015 ††		35,000	18,025
CCH I Holdings, LLC 144A company guaranty
stepped-coupon zero % (11 3/4s, 5/15/06), 2014 ††		5,000	3,025
CCH I, LLC 144A secd. notes 11s, 2015		582,000	499,065
CSC Holdings, Inc. debs. 7 5/8s, 2018		45,000	42,750
CSC Holdings, Inc. sr. notes Ser. B, 7 5/8s, 2011		80,000	79,600
CSC Holdings, Inc. 144A sr. notes 6 3/4s, 2012		155,000	147,250
Kabel Deutscheland GmbH 144A company
guaranty 10 5/8s, 2014 (Germany)		270,000	290,250
Quebecor Media, Inc. sr. disc. notes stepped-coupon
zero % (13 3/4s, 7/15/06), 2011 (Canada) ††		30,000	30,750
Quebecor Media, Inc. sr. notes 11 1/8s, 2011 (Canada)		155,000	167,788
			1,924,323

Capital Goods (9.3%)
AEP Industries, Inc. sr. unsub. 7 7/8s, 2013		65,000	63,284
Aero Invest 1 SA 144A company guaranty FRN
10.634s, 2015 (Luxembourg) ‡‡	EUR	285,294	340,508
Allied Waste North America, Inc. company
guaranty Ser. B, 8 1/2s, 2008		$240,000	252,000
Amsted Industries, Inc. 144A sr. notes 10 1/4s, 2011		320,000	346,000
Argo-Tech Corp. company guaranty 9 1/4s, 2011		125,000	129,063
BE Aerospace, Inc. sr. notes 8 1/2s, 2010		240,000	256,800
Blount, Inc. sr. sub. notes 8 7/8s, 2012		125,000	129,688
Bombardier, Inc. 144A notes 6 3/4s, 2012 (Canada)		100,000	92,000
Browning-Ferris Industries, Inc. debs. 7.4s, 2035		80,000	70,400
Browning-Ferris Industries, Inc. sr. notes 6 3/8s, 2008		145,000	144,456
Crown Americas, LLC/Crown Americas Capital Corp. 144A
sr. notes 7 5/8s, 2013		255,000	261,375
Decrane Aircraft Holdings Co. company guaranty
zero %, 2008 (acquired 7/23/04, cost $156,000) ‡		476,000	228,480
Earle M. Jorgensen Co. sec. notes 9 3/4s, 2012		250,000	266,250
Hexcel Corp. sr. sub. notes 6 3/4s, 2015		45,000	43,425
Invensys PLC notes 9 7/8s, 2011 (United Kingdom)		15,000	14,700
Jacuzzi Brands, Inc. sec. notes 9 5/8s, 2010		30,000	31,950
L-3 Communications Corp. company guaranty 6 1/8s, 2013		325,000	317,688
L-3 Communications Corp. 144A sr. sub. notes 6 3/8s, 2015		165,000	162,525
Legrand SA debs. 8 1/2s, 2025 (France)		310,000	372,000

CORPORATE BONDS AND NOTES (90.1%)* continued

		Principal amount	Value

Capital Goods continued
Manitowoc Co., Inc. (The) company guaranty 10 1/2s, 2012		$91,000	$101,238
Manitowoc Co., Inc. (The) company guaranty 10 3/8s, 2011	EUR	25,000	31,842
Manitowoc Co., Inc. (The) sr. notes 7 1/8s, 2013		$290,000	298,700
Milacron Escrow Corp. sec. notes 11 1/2s, 2011		240,000	206,400
Mueller Group, Inc. sr. sub. notes 10s, 2012		175,000	184,625
Mueller Holdings, Inc. disc. notes stepped-coupon
zero % (14 3/4s, 4/15/09), 2014 ††		105,000	79,013
Owens-Brockway Glass company guaranty 8 1/4s, 2013		180,000	185,850
Owens-Brockway Glass company guaranty 7 3/4s, 2011		40,000	41,600
Owens-Brockway Glass sr. sec. notes 8 3/4s, 2012		155,000	167,400
Owens-Illinois, Inc. debs. 7.8s, 2018		100,000	98,500
Polypore, Inc. sr. sub. notes 8 3/4s, 2012		110,000	98,450
Ray Acquisition sr. notes 9 3/8s, 2015 (France)	EUR	210,000	257,079
Siebe PLC 144A sr. unsub. 6 1/2s, 2010 (United Kingdom)		$210,000	180,600
Solo Cup Co. sr. sub. notes 8 1/2s, 2014		130,000	117,813
TD Funding Corp. company guaranty 8 3/8s, 2011		145,000	150,075
Tekni-Plex, Inc. 144A sec. notes 10 7/8s, 2012		240,000	261,600
Terex Corp. company guaranty 9 1/4s, 2011		35,000	37,450
Terex Corp. company guaranty 7 3/8s, 2014		18,000	17,955
Terex Corp. company guaranty Ser. B, 10 3/8s, 2011		190,000	202,588
			6,241,370

Communication Services (5.8%)
Alamosa Delaware, Inc. company guaranty 12s, 2009		50,000	54,875
Alamosa Delaware, Inc. company guaranty 11s, 2010		60,000	68,100
Alamosa Delaware, Inc. sr. notes 8 1/2s, 2012		35,000	38,150
American Cellular Corp. company guaranty 9 1/2s, 2009		35,000	37,975
American Cellular Corp. sr. notes Ser. B, 10s, 2011		320,000	346,400
American Tower Corp. sr. notes 7 1/2s, 2012		65,000	67,763
American Towers, Inc. company guaranty 7 1/4s, 2011		125,000	130,313
Asia Global Crossing, Ltd. sr. notes 13 3/8s, 2010
(Bermuda) (In default) †		96,207	4,089
Centennial Cellular Operating Co., LLC company
guaranty 10 1/8s, 2013		75,000	83,625
Cincinnati Bell Telephone Co. company guaranty 6.3s, 2028		25,000	22,500
Cincinnati Bell, Inc. company guaranty 7s, 2015		60,000	57,900
Cincinnati Bell, Inc. sr. sub. notes 8 3/8s, 2014		55,000	53,900
Cincinnati Bell, Inc. sr. sub. notes 7 1/4s, 2023		70,000	67,025
Citizens Communications Co. notes 9 1/4s, 2011		185,000	202,113
Citizens Communications Co. sr. notes 6 1/4s, 2013		160,000	154,000
Dobson Communications Corp. 144A sr. notes FRN 8.4s, 2012		60,000	59,100
Eircom Funding company guaranty Ser. US$, 8 1/4s,
2013 (Ireland)		45,000	48,713
Globix Corp. company guaranty 11s, 2008 ‡‡		23,008	21,800
Horizon PCS, Inc. company guaranty 11 3/8s, 2012		30,000	34,575
Inmarsat Finance PLC company guaranty 7 5/8s, 2012
(United Kingdom)		114,000	115,995
Inmarsat Finance PLC company guaranty stepped-coupon
zero % (10 3/8s, 10/15/08), 2012 (United Kingdom) ††		175,000	142,625

CORPORATE BONDS AND NOTES (90.1%)* continued

	Principal amount	Value

Communication Services continued
Intelsat Bermuda, Ltd. 144A sr. notes 8 5/8s, 2015 (Bermuda) $	160,000	$160,400
Intelsat Bermuda, Ltd. 144A sr. notes 8 1/4s, 2013 (Bermuda)	75,000	75,000
iPCS, Inc. sr. notes 11 1/2s, 2012	55,000	63,388
IWO Holdings, Inc. sec. FRN 7.9s, 2012	20,000	20,700
Madison River Capital Corp. sr. notes 13 1/4s, 2010	51,000	54,315
Nextel Communications, Inc. sr. notes Ser. E, 6 7/8s, 2013	5,000	5,201
Nextel Partners, Inc. sr. notes 8 1/8s, 2011	225,000	239,625
Qwest Communications International, Inc. company
guaranty 8s, 2014	410,000	414,100
Qwest Corp. notes 8 7/8s, 2012	330,000	370,425
Qwest Corp. 144A sr. notes 7 5/8s, 2015	115,000	122,331
Rogers Cantel, Inc. debs. 9 3/4s, 2016 (Canada)	50,000	60,063
Rogers Wireless Communications, Inc. sec.
notes 9 5/8s, 2011 (Canada)	40,000	46,000
Rural Cellular Corp. sr. notes 9 7/8s, 2010	120,000	125,550
Rural Cellular Corp. sr. sub. notes 9 3/4s, 2010	30,000	30,000
Rural Cellular Corp. 144A sr. sub. notes FRN 10.041s, 2012	40,000	39,600
SBA Communications Corp. sr. notes 8 1/2s, 2012	36,000	39,960
SBA Telecommunications, Inc./SBA Communications Corp.
sr. disc. notes stepped-coupon zero % (9 3/4s,
12/15/07), 2011 ††	36,000	32,940
Syniverse Technologies, Inc. 144A
sr. sub. notes 7 3/4s, 2013	60,000	60,975
U S West, Inc. debs. 7 1/4s, 2025	55,000	54,588
Valor Telecommunications Enterprises, LLC/Finance Corp.
company guaranty 7 3/4s, 2015	60,000	58,800
		3,885,497

Consumer (0.8%)
Jostens IH Corp. company guaranty 7 5/8s, 2012	245,000	243,163
Samsonite Corp. sr. sub. notes 8 7/8s, 2011	260,000	265,850
		509,013

Consumer Goods (2.0%)
Church & Dwight Co., Inc. company guaranty 6s, 2012	105,000	103,425
Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014	120,000	120,300
Playtex Products, Inc. company guaranty 9 3/8s, 2011	190,000	200,213
Playtex Products, Inc. sec. notes 8s, 2011	140,000	148,400
Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	259,000	255,115
Remington Arms Co., Inc. company guaranty 10 1/2s, 2011	125,000	108,750
Scotts Co. (The) sr. sub. notes 6 5/8s, 2013	45,000	45,450
Spectrum Brands, Inc. company guaranty 7 3/8s, 2015	335,000	289,775
Spectrum Brands, Inc. sr. sub. notes 8 1/2s, 2013	55,000	49,844
		1,321,272

CORPORATE BONDS AND NOTES (90.1%)* continued

	Principal amount	Value

Consumer Services (0.6%)
Brand Services, Inc. company guaranty 12s, 2012	$350,000	$367,500
United Rentals NA, Inc. company guaranty 6 1/2s, 2012	45,000	43,313
United Rentals NA, Inc. sr. sub. notes 7 3/4s, 2013	18,000	17,325
		428,138

Energy (7.9%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013	270,000	272,700
Bluewater Finance, Ltd. company guaranty 10 1/4s,
2012 (Cayman Islands)	70,000	74,725
Chaparral Energy, Inc. 144A sr. notes 8 1/2s, 2015	110,000	112,200
CHC Helicopter Corp. sr. sub. notes 7 3/8s, 2014 (Canada)	185,000	186,388
Chesapeake Energy Corp. company guaranty 7 3/4s, 2015	45,000	47,588
Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	210,000	221,550
Chesapeake Energy Corp. sr. notes 7s, 2014	60,000	62,100
Compton Petroleum Corp. 144A sr. notes 7 5/8s,
2013 (Canada)	145,000	147,175
Comstock Resources, Inc. sr. notes 6 7/8s, 2012	95,000	94,050
Delta Petroleum Corp. company guaranty 7s, 2015	365,000	339,450
Dresser-Rand Group, Inc. 144A sr. sub. notes 7 5/8s, 2014	22,000	22,495
Encore Acquisition Co. sr. sub. notes 6 1/4s, 2014	45,000	42,863
Encore Acquisition Co. sr. sub. notes 6s, 2015	152,000	139,840
Exco Resources, Inc. company guaranty 7 1/4s, 2011	175,000	177,188
Forest Oil Corp. company guaranty 7 3/4s, 2014	70,000	73,500
Forest Oil Corp. sr. notes 8s, 2011	145,000	159,500
Forest Oil Corp. sr. notes 8s, 2008	35,000	36,750
Hanover Compressor Co. sr. notes 9s, 2014	70,000	75,950
Hanover Compressor Co. sr. notes 8 5/8s, 2010	40,000	42,100
Hanover Compressor Co. sub. notes zero %, 2007	95,000	84,550
Hanover Equipment Trust sec. notes Ser. B, 8 3/4s, 2011	30,000	31,650
Harvest Operations Corp. sr. notes 7 7/8s, 2011 (Canada)	275,000	273,625
Inergy, LP/Inergy Finance Corp. sr. notes 6 7/8s, 2014	275,000	259,875
KCS Energy, Inc. sr. notes 7 1/8s, 2012	65,000	65,000
Massey Energy Co. sr. notes 6 5/8s, 2010	260,000	260,975
Newfield Exploration Co. sr. notes 7 5/8s, 2011	130,000	138,450
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2014	125,000	126,250
Pacific Energy Partners/Pacific Energy Finance Corp.
sr. notes 7 1/8s, 2014	75,000	78,000
Peabody Energy Corp. sr. notes 5 7/8s, 2016	135,000	130,950
Petroleum Geo-Services notes 10s, 2010 (Norway)	100,000	113,250
Plains Exploration & Production Co. sr. notes 7 1/8s, 2014	95,000	97,375
Plains Exploration & Production Co.
sr. sub. notes 8 3/4s, 2012	145,000	155,513
Pogo Producing Co. 144A sr. sub. notes 6 7/8s, 2017	140,000	136,500
Pride International, Inc. sr. notes 7 3/8s, 2014	185,000	199,338
Seabulk International, Inc. company guaranty 9 1/2s, 2013	100,000	112,250
Star Gas Partners, LP/Star Gas Finance Co.
sr. notes 10 1/4s, 2013	30,000	24,450
Stone Energy Corp. sr. sub. notes 6 3/4s, 2014	160,000	149,200
Vintage Petroleum, Inc. sr. notes 8 1/4s, 2012	45,000	48,375

CORPORATE BONDS AND NOTES (90.1%)* continued

	Principal amount		Value

Energy continued
Vintage Petroleum, Inc. sr. sub. notes 7 7/8s, 2011		$25,000	$26,250
Whiting Petroleum Corp. 144A sr. sub. notes 7s, 2014		435,000	438,263
			5,278,201

Entertainment (1.2%)
AMC Entertainment, Inc. sr. sub. notes 9 7/8s, 2012		45,000	44,213
AMC Entertainment, Inc. sr. sub. notes 8s, 2014		22,000	19,690
Cinemark USA, Inc. sr. sub. notes 9s, 2013		100,000	105,250
Cinemark, Inc. sr. disc. notes stepped-coupon zero %
(9 3/4s, 3/15/07), 2014 ††		245,000	180,688
Loews Cineplex Entertainment Corp. company
guaranty 9s, 2014		135,000	135,169
Marquee Holdings, Inc. sr. disc. notes stepped-coupon
zero % (12s, 8/15/09), 2014 ††		170,000	105,400
Six Flags, Inc. sr. notes 8 7/8s, 2010		105,000	104,213
Universal City Florida Holding Co. sr. notes 8 3/8s, 2010		55,000	54,175
Universal City Florida Holding Co. sr. notes FRN 9s, 2010		75,000	75,938
			824,736

Financial (1.0%)
Crescent Real Estate Equities, LP notes 7 1/2s, 2007 (R)		55,000	55,550
E*Trade Finance Corp. sr. notes 8s, 2011		175,000	178,938
Finova Group, Inc. notes 7 1/2s, 2009		181,830	65,459
UBS AG/Jersey Branch sr. notes Ser. EMTN, 9.14s, 2008 (Jersey)		85,000	87,231
Western Financial Bank sub. debs. 9 5/8s, 2012		240,000	268,800
			655,978

Food (1.8%)
Archibald Candy Corp. company guaranty 10s,
2007 (In default) (F) † ‡‡		16,542	864
Dean Foods Co. sr. notes 6 5/8s, 2009		335,000	340,025
Del Monte Corp. sr. sub. notes 8 5/8s, 2012		205,000	215,250
Del Monte Corp. 144A sr. sub. notes 6 3/4s, 2015		80,000	76,400
Doane Pet Care Co. 144A sr. sub. notes 10 5/8s, 2015		265,000	269,306
Pinnacle Foods Holding Corp. sr. sub. notes 8 1/4s, 2013		285,000	275,025
			1,176,870

Gaming & Lottery (3.6%)
Ameristar Casinos, Inc. company guaranty 10 3/4s, 2009		60,000	63,750
Boyd Gaming Corp. sr. sub. notes 8 3/4s, 2012		160,000	172,400
Boyd Gaming Corp. sr. sub. notes 7 3/4s, 2012		30,000	31,425
Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014		60,000	59,550
MGM Mirage, Inc. company guaranty 8 1/2s, 2010		125,000	135,313
MGM Mirage, Inc. company guaranty 6s, 2009		175,000	173,688
Mirage Resorts, Inc. debs. 7 1/4s, 2017		40,000	40,800
Park Place Entertainment Corp. sr. notes 7 1/2s, 2009		155,000	165,850
Park Place Entertainment Corp. sr. notes 7s, 2013		115,000	122,146
Park Place Entertainment Corp. sr. sub. notes 8 7/8s, 2008		95,000	102,600
Penn National Gaming, Inc. sr. sub. notes 8 7/8s, 2010		185,000	193,788

CORPORATE BONDS AND NOTES (90.1%)* continued

	Principal amount	Value

Gaming & Lottery continued
Penn National Gaming, Inc. sr. sub. notes 6 3/4s, 2015	$50,000	$48,375
Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012	130,000	132,600
Resorts International Hotel and Casino, Inc. company
guaranty 11 1/2s, 2009	120,000	132,900
Scientific Games Corp. company guaranty 6 1/4s, 2012	130,000	128,050
Station Casinos, Inc. sr. notes 6s, 2012	90,000	89,775
Station Casinos, Inc. sr. sub. notes 6 7/8s, 2016	90,000	91,350
Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015	260,000	252,200
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.
1st mtge. 6 5/8s, 2014	280,000	270,550
		2,407,110

Health Care (5.2%)
Community Health Systems, Inc. sr. sub. notes 6 1/2s, 2012	310,000	305,738
DaVita, Inc. company guaranty 7 1/4s, 2015	85,000	86,806
DaVita, Inc. company guaranty 6 5/8s, 2013	45,000	46,125
Elan Finance PLC/Elan Finance Corp, company
guaranty 7 3/4s, 2011 (Ireland)	150,000	137,625
HCA, Inc. debs. 7.19s, 2015	60,000	62,557
HCA, Inc. notes 8.36s, 2024	60,000	63,837
HCA, Inc. notes 7.69s, 2025	70,000	70,976
HCA, Inc. notes 7s, 2007	10,000	10,205
HCA, Inc. notes 6 3/8s, 2015	55,000	54,647
HCA, Inc. notes 5 3/4s, 2014	55,000	53,625
Healthsouth Corp. notes 7 5/8s, 2012	260,000	241,150
Healthsouth Corp. sr. sub. notes 10 3/4s, 2008	45,000	43,200
MedQuest, Inc. company guaranty Ser. B, 11 7/8s, 2012	40,000	40,100
MQ Associates, Inc. sr. disc. notes stepped-coupon
zero % (12 1/4s, 8/15/08), 2012 ††	180,000	100,800
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	120,000	115,200
Psychiatric Solutions, Inc. company guaranty 7 3/4s, 2015	270,000	279,450
Service Corp. International debs. 7 7/8s, 2013	40,000	42,000
Service Corp. International notes 6 1/2s, 2008	20,000	20,250
Service Corp. International notes Ser. *, 7.7s, 2009	50,000	52,625
Service Corp. International 144A sr. notes 7s, 2017	50,000	49,438
Service Corp. International 144A sr. notes 6 3/4s, 2016	140,000	137,200
Stewart Enterprises, Inc. 144A sr. notes 7 1/4s, 2013	260,000	248,950
Tenet Healthcare Corp. notes 7 3/8s, 2013	175,000	159,250
Tenet Healthcare Corp. sr. notes 9 7/8s, 2014	175,000	175,438
Triad Hospitals, Inc. sr. notes 7s, 2012	130,000	131,625
Triad Hospitals, Inc. sr. sub. notes 7s, 2013	225,000	225,000
Universal Hospital Services, Inc. sr. notes 10 1/8s, 2011 (Canada)	85,000	87,125
Vanguard Health Holding Co. II, LLC sr. sub. notes 9s, 2014	250,000	263,750
Ventas Realty, LP/Capital Corp. company guaranty 9s, 2012 (R)	55,000	62,150
Ventas Realty, LP/Capital Corp. company guaranty 6 3/4s, 2010 (R)	55,000	55,825
Ventas Realty, LP/Capital Corp. sr. notes 6 5/8s, 2014 (R)	40,000	40,500
		3,463,167

CORPORATE BONDS AND NOTES (90.1%)* continued

	Principal amount	Value

Homebuilding (2.2%)
Beazer Homes USA, Inc. company guaranty 8 5/8s, 2011	$70,000	$72,538
D.R. Horton, Inc. company guaranty 8s, 2009	20,000	21,332
D.R. Horton, Inc. sr. notes 7 7/8s, 2011	120,000	130,050
D.R. Horton, Inc. sr. notes 6 7/8s, 2013	25,000	25,875
D.R. Horton, Inc. sr. notes 5 7/8s, 2013	50,000	47,826
K. Hovnanian Enterprises, Inc. company guaranty 8 7/8s, 2012	90,000	92,475
K. Hovnanian Enterprises, Inc. company
guaranty 6 3/8s, 2014	70,000	64,477
K. Hovnanian Enterprises, Inc. sr. notes 6 1/2s, 2014	50,000	46,715
Meritage Homes Corp. company guaranty 6 1/4s, 2015	60,000	54,300
Schuler Homes, Inc. company guaranty 10 1/2s, 2011	70,000	75,425
Standard Pacific Corp. sr. notes 7s, 2015	285,000	260,775
Standard Pacific Corp. sr. notes 6 7/8s, 2011	10,000	9,575
Technical Olympic USA, Inc. company guaranty 10 3/8s, 2012	55,000	54,175
Technical Olympic USA, Inc. sr. sub. notes 7 1/2s, 2015	275,000	229,625
WCI Communities, Inc. company guaranty 10 5/8s, 2011	30,000	31,650
WCI Communities, Inc. company guaranty 9 1/8s, 2012	270,000	270,000
		1,486,813

Household Furniture and Appliances (0.3%)
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	200,000	204,000

Lodging/Tourism (1.0%)
FelCor Lodging, LP company guaranty 9s, 2008 (R)	55,000	60,225
HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008 (R)	33,000	33,495
Host Marriott, LP company guaranty Ser. G, 9 1/4s, 2007 (R)	60,000	63,600
Host Marriott, LP sr. notes Ser. M, 7s, 2012 (R)	165,000	170,156
MeriStar Hospitality Corp. company guaranty 9 1/8s, 2011 (R)	95,000	105,450
MeriStar Hospitality Corp. company guaranty 9s, 2008 (R)	65,000	67,438
Starwood Hotels & Resorts Worldwide, Inc. company
guaranty 7 3/8s, 2007	80,000	82,100
Starwood Hotels & Resorts Worldwide, Inc. debs. 7 3/8s, 2015	95,000	101,888
		684,352

Media (0.5%)
Affinity Group, Inc. sr. sub. notes 9s, 2012	270,000	269,325
Warner Music Group sr. sub. notes 7 3/8s, 2014	100,000	97,000
		366,325

Other (2.0%)
Lehman Brothers HY 144A sec. FRN Ser. 2005*1, 7.651s,
2015 (TRAINS (Targeted Return Index))	1,335,366	1,360,404

Publishing (4.8%)
American Media, Inc. company guaranty Ser. B, 10 1/4s, 2009	250,000	230,000
CanWest Media, Inc. company guaranty 8s, 2012 (Canada)	382,086	391,638
Cenveo Corp, sr. sub. notes 7 7/8s, 2013	180,000	172,800
Dex Media West, LLC/Dex Media Finance Co.
sr. notes Ser. B, 8 1/2s, 2010	155,000	163,525

CORPORATE BONDS AND NOTES (90.1%)* continued

	Principal amount	Value

Publishing continued
Dex Media, Inc. disc. notes stepped-coupon zero %
(9s, 11/15/08), 2013 ††	$85,000	$67,363
Dex Media, Inc. notes 8s, 2013	160,000	163,200
Houghton Mifflin Co. sr. sub. notes 9 7/8s, 2013	315,000	334,688
Mail-Well I Corp. company guaranty 9 5/8s, 2012	135,000	145,463
MediaNews Group, Inc. sr. sub. notes 6 7/8s, 2013	175,000	170,625
PRIMEDIA, Inc. company guaranty 8 7/8s, 2011	130,000	124,475
PRIMEDIA, Inc. sr. notes 8s, 2013	190,000	167,675
R.H. Donnelley Corp. sr. notes 6 7/8s, 2013	80,000	73,200
R.H. Donnelley Finance Corp. I 144A company
guaranty 8 7/8s, 2010	170,000	182,750
R.H. Donnelley Finance Corp. I 144A
sr. sub. notes 10 7/8s, 2012	85,000	96,263
R.H. Donnelley, Inc. company guaranty 8 7/8s, 2010	20,000	21,500
Reader's Digest Association, Inc. (The)
sr. notes 6 1/2s, 2011	335,000	326,625
Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009	340,000	330,650
Vertis, Inc. 144A sub. notes 13 1/2s, 2009	120,000	93,600
		3,256,040

Restaurants (0.4%)
Domino's, Inc. sr. sub. notes 8 1/4s, 2011	80,000	82,800
Sbarro, Inc. company guaranty 11s, 2009	155,000	153,450
		236,250

Retail (2.7%)
Asbury Automotive Group, Inc. sr. sub. notes 8s, 2014	80,000	75,000
Autonation, Inc. company guaranty 9s, 2008	160,000	171,600
Bear Creek Corp. 144A sr. notes 9s, 2013	60,000	59,100
GSC Holdings Corp. 144A company guaranty 8s, 2012	140,000	135,100
JC Penney Co., Inc. debs. 7.95s, 2017	155,000	176,841
JC Penney Co., Inc. debs. 7 1/8s, 2023	90,000	96,678
JC Penney Co., Inc. notes 9s, 2012	20,000	23,325
JC Penney Co., Inc. notes 8s, 2010	5,000	5,441
Jean Coutu Group, Inc. sr. notes 7 5/8s, 2012 (Canada)	115,000	112,700
Jean Coutu Group, Inc. sr. sub. notes 8 1/2s, 2014 (Canada)	55,000	51,013
Movie Gallery, Inc. sr. unsecd. notes 11s, 2012	135,000	101,925
Neiman-Marcus Group, Inc. 144A sr. notes 9s, 2015	335,000	340,863
Rite Aid Corp. company guaranty 9 1/2s, 2011	100,000	103,500
Rite Aid Corp. company guaranty 7 1/2s, 2015	80,000	74,000
Rite Aid Corp. debs. 6 7/8s, 2013	5,000	4,000
Rite Aid Corp. sr. notes 9 1/4s, 2013	75,000	68,063
United Auto Group, Inc. company guaranty 9 5/8s, 2012	205,000	212,175
		1,811,324

Technology (4.3%)
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012	200,000	201,500
Amkor Technologies, Inc. sr. notes 7 3/4s, 2013	18,000	15,480
Celestica, Inc. sr. sub. notes 7 7/8s, 2011 (Canada)	70,000	70,175

CORPORATE BONDS AND NOTES (90.1%)* continued

Principal amount		Value

Technology continued
Celestica, Inc. sr. sub. notes 7 5/8s, 2013 (Canada)	$135,000	$131,625
Freescale Semiconductor, Inc. sr. notes Ser. B, 7 1/8s, 2014	160,000	168,800
Iron Mountain, Inc. company guaranty 8 5/8s, 2013	115,000	120,175
Iron Mountain, Inc. company guaranty 7 3/4s, 2015	125,000	126,250
Iron Mountain, Inc. company guaranty 6 5/8s, 2016	295,000	274,350
Lucent Technologies, Inc. debs. 6 1/2s, 2028	10,000	8,550
Lucent Technologies, Inc. debs. 6.45s, 2029	175,000	150,938
New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands)	65,000	45,013
SCG Holding Corp. 144A notes zero %, 2011	65,000	65,000
SunGard Data Systems, Inc. 144A
sr. sub. notes 10 1/4s, 2015	136,000	137,360
SunGard Data Systems, Inc. 144A sr. unsecd.
notes 9 1/8s, 2013	326,000	337,410
UGS Corp. company guaranty 10s, 2012	280,000	305,200
Unisys Corp. sr. notes 8s, 2012	145,000	131,225
Xerox Capital Trust I company guaranty 8s, 2027	130,000	133,250
Xerox Corp. notes Ser. MTN, 7.2s, 2016	80,000	84,200
Xerox Corp. sr. notes 7 5/8s, 2013	195,000	205,238
Xerox Corp. sr. notes 6 7/8s, 2011	180,000	186,525
		2,898,264

Textiles (0.7%)
Levi Strauss & Co. sr. notes 12 1/4s, 2012	205,000	229,088
Levi Strauss & Co. sr. notes 9 3/4s, 2015	190,000	196,650
Oxford Industries, Inc. sr. notes 8 7/8s, 2011	75,000	76,500
		502,238

Tire & Rubber (0.5%)
Goodyear Tire & Rubber Co. (The) notes 8 1/2s, 2007	35,000	36,138
Goodyear Tire & Rubber Co. (The) notes 7.857s, 2011	180,000	173,700
Goodyear Tire & Rubber Co. (The) 144A sr. notes 9s, 2015	130,000	127,075
		336,913

Transportation (1.0%)
Calair, LLC/Calair Capital Corp. company guaranty 8 1/8s, 2008	170,000	137,275
Greenbrier Companies, Inc. 144A sr. notes 8 3/8s, 2015	75,000	76,031
Kansas City Southern Railway Co. company guaranty 9 1/2s, 2008	200,000	216,500
Kansas City Southern Railway Co. company guaranty 7 1/2s, 2009	30,000	31,050
Navistar International Corp. company guaranty 6 1/4s, 2012	85,000	76,500
Navistar International Corp. company guaranty Ser. B, 9 3/8s, 2006	120,000	121,800
		659,156

Utilities & Power (6.6%)
AES Corp. (The) sr. notes 8 7/8s, 2011	13,000	14,040
AES Corp. (The) sr. notes 8 3/4s, 2008	4,000	4,180
AES Corp. (The) 144A sec. notes 9s, 2015	130,000	142,350
AES Corp. (The) 144A sec. notes 8 3/4s, 2013	190,000	206,150
ANR Pipeline Co. debs. 9 5/8s, 2021	135,000	162,053
CMS Energy Corp. sr. notes 8.9s, 2008	130,000	137,800

CORPORATE BONDS AND NOTES (90.1%)* continued

	Principal amount	Value

Utilities & Power continued
CMS Energy Corp. sr. notes 8 1/2s, 2011	$40,000	$43,100
CMS Energy Corp. sr. notes 7 3/4s, 2010	30,000	31,200
Colorado Interstate Gas Co. debs. 6.85s, 2037	75,000	76,334
Colorado Interstate Gas Co. sr. notes 5.95s, 2015	20,000	19,176
Dynegy Holdings, Inc. 144A sec. notes 10 1/8s, 2013	240,000	268,800
Dynegy-Roseton Danskamme company guaranty Ser. A,
7.27s, 2010	65,000	65,325
Dynegy-Roseton Danskamme company guaranty Ser. B,
7.67s, 2016	100,000	100,250
El Paso CGP Co. notes 7 3/4s, 2010	40,000	40,400
El Paso Corp. sr. notes 8.05s, 2030	95,000	95,000
El Paso Corp. sr. notes 7 3/8s, 2012	65,000	64,350
El Paso Corp. sr. notes Ser. MTN, 7.8s, 2031	65,000	63,863
El Paso Natural Gas Co. debs. 8 5/8s, 2022	30,000	33,416
El Paso Production Holding Co. company guaranty 7 3/4s, 2013	275,000	281,875
Ferrellgas Partners, LP/Ferrellgas Partners Finance
sr. notes 6 3/4s, 2014	115,000	107,813
Midwest Generation, LLC sec. sr. notes 8 3/4s, 2034	225,000	248,063
Mission Energy Holding Co. sec. notes 13 1/2s, 2008	135,000	156,938
Monongahela Power Co. 1st mtge. 6.7s, 2014	70,000	76,553
National Power Corp. 144A foreign government
guaranty FRN 8.63s, 2011 (Philippines)	65,000	68,494
Nevada Power Co. 2nd mtge. 9s, 2013	55,000	60,588
Northwestern Corp. sec. notes 5 7/8s, 2014	270,000	268,635
NRG Energy, Inc. company guaranty 8s, 2013	164,000	179,990
Orion Power Holdings, Inc. sr. notes 12s, 2010	100,000	114,000
PSEG Energy Holdings, Inc. notes 7 3/4s, 2007	105,000	107,100
SEMCO Energy, Inc. sr. notes 7 3/4s, 2013	85,000	88,405
SEMCO Energy, Inc. 144A sr. notes 7 3/4s, 2013	110,000	114,950
Sierra Pacific Power Co. general ref. mtge. 6 1/4s, 2012	25,000	25,313
Sierra Pacific Resources sr. notes 8 5/8s, 2014	125,000	136,563
Teco Energy, Inc. notes 7.2s, 2011	35,000	36,838
Teco Energy, Inc. notes 7s, 2012	55,000	57,613
Teco Energy, Inc. sr. notes 6 3/4s, 2015	10,000	10,350
Tennessee Gas Pipeline Co. debs. 7s, 2028	15,000	14,498
Tennessee Gas Pipeline Co. unsecd. notes 7 1/2s, 2017	30,000	31,519
Texas Genco, LLC/Texas Genco Financing Corp. 144A
sr. notes 6 7/8s, 2014	140,000	149,800
Transcontinental Gas Pipeline Corp. debs. 7 1/4s, 2026	120,000	128,700
Utilicorp Canada Finance Corp. company
guaranty 7 3/4s, 2011 (Canada)	105,000	107,625
Utilicorp United, Inc. sr. notes 9.95s, 2011	75,000	82,875
Williams Cos., Inc. (The) 144A notes 6 3/8s, 2010	45,000	44,550
Williams Cos., Inc. (The) notes 8 3/4s, 2032	25,000	28,375
Williams Cos., Inc. (The) notes 8 1/8s, 2012	25,000	26,938

CORPORATE BONDS AND NOTES (90.1%)* continued

	Principal amount	Value

Utilities & Power continued
Williams Cos., Inc. (The) notes 7 5/8s, 2019	$ 95,000	$99,275
York Power Funding 144A notes 12s, 2007
(Cayman Islands) (In default) (F) †	65,719	5,481
		4,427,504

Total corporate bonds and notes (cost $61,105,374)		$60,545,912

CONVERTIBLE PREFERRED STOCKS (2.5%)*

	Shares	Value

Chesapeake Energy Corp. Ser. *, $4.50 cum. cv. pfd.	1,139	$101,941
Citigroup Funding, Inc. Ser. GNW, zero % cv. pfd.	5,160	168,980
Crown Castle International Corp. $3.125 cum. cv. pfd.	1,537	83,382
Emmis Communications Corp. Ser. A, $3.125 cum. cv. pfd.	2,929	127,412
Freeport-McMoRan Copper & Gold, Inc. 5.5% cv. pfd.	121	137,017
Huntsman Corp. $2.50 cv. pfd.	6,062	260,666
Interpublic Group of Companies, Inc. 144A Ser. B,
5.25% cum. cv. pfd.	207	189,043
MetLife, Inc. Ser. B, $1.594 cv. pfd.	8,200	233,700
Northrop Grumman Corp. Ser. B, $7.00 cum. cv. pfd.	2,225	276,734
Williams Cos., Inc. (The) 144A $2.75 cv. pfd.	1,160	120,930

Total convertible preferred stocks (cost $1,666,715)		$1,699,805

CONVERTIBLE BONDS AND NOTES (1.3%)*

	Principal amount	Value

Cybernet Internet Services International, Inc.
144A cv. sr. disc. notes 13s, 2009 (Canada) (In default) † $	490,000	$5
Kulicke & Soffa Industries, Inc. cv. sub. notes 0.5s, 2008	390,000	294,938
L-3 Communications Corp. 144A cv. bonds 3s, 2035	125,000	121,563
Manor Care, Inc. 144A cv. sr. notes 2 1/8s, 2035	25,000	25,500
Safeguard Scientifics, Inc. cv. sr. notes 2 5/8s, 2024	425,000	292,719
Wabash National Corp. cv. sr. notes 3 1/4s, 2008	60,000	70,200
WCI Communities, Inc. cv. sr. sub. notes 4s, 2023	60,000	65,325

Total convertible bonds and notes (cost $1,288,733)		$870,250

COMMON STOCKS (1.0%)*

	Shares	Value

AMRESCO Creditor Trust (acquired various dates from
5/5/99 to 5/10/00, cost $21,607) (F) ‡ † (R)	180,000	$180
Birch Telecom, Inc. (F) †	195	1
Coinmach Service Corp. IDS (Income Deposit Securities)	20,176	303,647
Comdisco Holding Co., Inc.	85	1,466
Compass Minerals International, Inc.	112	2,697
Contifinancial Corp. Liquidating Trust Units	505,286	1
Crown Castle International Corp. †	235	6,439

COMMON STOCKS (1.0%)* continued

	Shares	Value
Dobson Communications Corp. †	338	$2,491
iPCS, Inc. †	3,684	155,096
Knology, Inc. †	33	65
Northwestern Corp.	978	30,298
Samsonite Corp. †	152,427	100,602
Sterling Chemicals, Inc. †	10	180
Sun Healthcare Group, Inc. †	178	1,303
USA Mobility, Inc.	40	1,092
VFB, LLC (acquired various dates from 12/21/99
to 10/27/00, cost $214,226) ‡ †	259,509	9,584
VS Holdings, Inc. (F) †	40,417	1
WHX Corp. †	3,964	41,622

Total common stocks (cost $1,976,303)		$656,765

UNITS (0.5%)* (cost $812,266)

	Units	Value
XCL Equity Units (F)	446	$303,881

PREFERRED STOCKS (0.4%)*

	Shares	Value
Dobson Communications Corp. 13.00% pfd.	1	$1,355
First Republic Capital Corp. 144A 10.50% pfd.	80	88,000
Paxson Communications Corp. 14.25% cum. pfd. ‡‡	14	118,300
Rural Cellular Corp. Ser. B, 11.375% cum. pfd.	49	56,105

Total preferred stocks (cost $270,468)		$263,760

SENIOR LOANS (0.1%)* (c) (cost $82,012)

	Principal amount	Value
Olympus Cable Holdings, LLC bank term loan FRN
Ser. B, 9s, 2010	$90,000	$88,345

FOREIGN GOVERNMENT BONDS AND NOTES (0.1%)* (cost $65,069)

	Principal amount	Value
Philippines (Republic of ) bonds 9 1/2s, 2024	$60,000	$67,800

WARRANTS (--%)* †

	Expiration date	Strike price		Warrants	Value
Dayton Superior Corp. 144A	6/15/09		$0.01	200	$1
MDP Acquisitions PLC 144A	10/1/13	EUR	.001	89	2,491
Mikohn Gaming Corp. 144A	8/15/08		$7.70	70	686
NTL, Inc.	1/13/11		262.93	8	3
Pliant Corp. 144A	6/1/10		0.01	80	1
TravelCenters of America, Inc. 144A	5/1/09		0.001	120	150
Ubiquitel, Inc. 144A	4/15/10		22.74	350	4

Total warrants (cost $26,501)					$3,336

SHORT-TERM INVESTMENTS (3.0%)* (cost $1,988,427)

				Shares	Value
Putnam Prime Money Market Fund (e)				1,988,427	$1,988,427

TOTAL INVESTMENTS
Total investments (cost $69,281,868)					$66,488,281

*	Percentages indicated are based on net assets of $67,217,954.
**** Security is in default of principal and interest.
†	Non-income-producing security.
††	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
‡	Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30,
2005 was $238,244 or 0.4% of net assets.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer.
(R)	Real Estate Investment Trust.
(c)	Senior loans are exempt from registration under the Security Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at November 30, 2005. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated matu-
rity shown (Notes 1 and 6).
(e)	See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.
(F)	Security is valued at fair value following procedures approved by the Trustees.
At November 30, 2005, liquid assets totaling $233,961 have been designated as collateral for open swap contracts and forward contracts.
144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The rates shown on Floating Rate Notes (FRN) are the current interest rates at November 30, 2005.

FORWARD CURRENCY CONTRACTS TO SELL at 11/30/05 (aggregate face value $1,784,818) (Unaudited)

Aggregate	Delivery	Unrealized
Value	face value	date	appreciation

Euro	$1,672,600	$1,784,818	12/21/05	$112,218

CREDIT DEFAULT CONTRACTS OUTSTANDING at 11/30/05 (Unaudited)

Notional	Unrealized
amount	appreciation

Agreement with Goldman Sachs International on September 2, 2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.461% and the fund pays in the event of a credit default
in one of the underlying securities in the basket of BB CMBS securities.	$ 83,000	$1,162
Agreement with JPMorgan Chase Bank, N.A. on September 1, 2005, maturing on September 20, 2010, to pay quarterly 460 basis points times the notional amount. Upon a credit default event of General Motors
Acceptance Corp., the fund receives a payment of the proportional notional amount times the difference between the par value and the
then market value of General Motors Acceptance Corp.	140,000	1,857

Total	$3,019

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 11/30/05 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $67,293,441)	$ 64,499,854
Affiliated issuers (identified cost $1,988,427) (Note 5)	1,988,427

Cash	25,819

Foreign currency (cost $97) (Note 1)	93

Dividends, interest and other receivables	1,353,799

Receivable for securities sold	418,390

Unrealized appreciation on swap contracts (Note 1)	3,019

Receivable for open forward currency contracts (Note 1)	112,218

Receivable for closed forward currency contracts (Note 1)	20,718

Total assets	68,422,337

LIABILITIES
Distributions payable to shareholders	366,701

Payable for securities purchased	492,214

Payable for shares of the fund repurchased	96,014

Payable for compensation of Manager (Notes 2 and 5)	127,038

Payable for investor servicing and custodian fees (Note 2)	25,661

Payable for Trustee compensation and expenses (Note 2)	34,459

Payable for administrative services (Note 2)	2,163

Other accrued expenses	60,133

Total liabilities	1,204,383

Net assets	$ 67,217,954

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Note 1)	$104,533,149

Distributions in excess of net investment income (Note 1)	(381,693)

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(34,254,815)

Net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(2,678,687)

Total -- Representing net assets applicable to capital shares outstanding	$ 67,217,954

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($67,217,954 divided by 7,463,669 shares)	$9.01

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 11/30/05 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $23,666 from investments
in affiliated issuers) (Note 5)	$2,703,614

Dividends	66,499

Total investment income	2,770,113

EXPENSES
Compensation of Manager (Note 2)	260,764

Investor servicing fees (Note 2)	17,121

Custodian fees (Note 2)	40,149

Trustee compensation and expenses (Note 2)	9,358

Administrative services (Note 2)	7,008

Reports to shareholders	25,520

Other	84,367

Fees waived and reimbursed by Manager (Note 5)	(855)

Total expenses	443,432

Expense reduction (Note 2)	(1,544)

Net expenses	441,888

Net investment income	2,328,225

Net realized loss on investments (Notes 1 and 3)	(802,466)

Net realized gain on swap contracts (Note 1)	1,044

Net realized gain on foreign currency transactions (Note 1)	100,051

Net unrealized depreciation of assets and liabilities
in foreign currencies during the period	(9,861)

Net unrealized appreciation of investments
and swap contracts during the period	269,968

Net loss on investments	(441,264)

Net increase in net assets resulting from operations	$1,886,961

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	11/30/05*	5/31/05

Operations:
Net investment income	$ 2,328,225	$ 4,694,336

Net realized loss on investments and
foreign currency transactions	(701,371)	(218,155)

Net unrealized appreciation of investments and
assets and liabilities in foreign currencies	260,107	1,863,485

Net increase in net assets resulting from operations	1,886,961	6,339,666

Distributions to shareholders: (Note 1)

From net investment income	(2,205,698)	(4,638,801)

Decrease from shares repurchased (Note 4)	(342,795)	--

Total increase (decrease) in net assets	(661,532)	1,700,865

NET ASSETS
Beginning of period	67,879,486	66,178,621

End of period (including distributions in excess of net investment
income of $381,693 and $504,220, respectively)	$67,217,954	$67,879,486

NUMBER OF FUND SHARES
Shares outstanding at beginning of period	7,507,107	7,507,107

Shares repurchased (Note 4)	(43,438)	--

Shares outstanding at end of period	7,463,669	7,507,107
* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	11/30/05	5/31/05	5/31/04	5/31/03	5/31/02	5/31/01

Net asset value,
beginning of period	$9.04	$8.82	$8.45	$8.50	$9.49	$10.91

Investment operations:
Net investment income (a)	.31(d)	.63(d)	.67(d)	.73	.86	1.16

Net realized and unrealized
gain (loss) on investments	(.06)	.21	.37	(.01)	(.86)	(1.41)

Total from
investment operations	.25	.84	1.04	.72	--(e)	(.25)

Less distributions:
From net investment income	(.29)	(.62)	(.66)	(.76)	(.87)	(1.17)

From return of capital	--	--	(.01)	(.01)	(.12)	--

Total distributions	(.29)	(.62)	(.67)	(.77)	(.99)	(1.17)

Increase from
shares repurchased	.01	--	--	--	--	--

Net asset value,
end of period	$9.01	$9.04	$8.82	$8.45	$8.50	$9.49

Market price,
end of period	$7.73	$7.97	$7.92	$9.02	$9.48	$10.80

Total return at
market price (%)(b)	.56*	8.43	(4.99)	4.15	(2.91)	18.34

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$67,218	$67,879	$66,179	$63,418	$63,826	$71,211

Ratio of expenses to
average net assets (%)(c)	.65*(d)	1.16(d)	1.19(d)	1.22	1.19	1.14

Ratio of net investment income
to average net assets (%)	3.40*(d)	6.85(d)	7.57(d)	9.17	9.69	11.41

Portfolio turnover (%)	32.76*	53.12	66.18	73.72	73.39	97.63

*	Not annualized.

**	Unaudited.

(a)	Per share net investment income has been determined on the basis of the weighted average number of common shares outstanding during the period.

(b)	Total return assumes dividend reinvestment.

(c)	Includes amounts paid through expense offset arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended November 30, 2005, May 31, 2005 and May 31, 2004 reflect a reduction of less than 0.01% based on average net assets (Note 5).

(e)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 11/30/05 (Unaudited)

Note 1: Significant accounting policies

Putnam Managed High Yield Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund’s primary investment objective is to seek high current income. Its secondary objective is capital growth to the extent consistent with seeking high current income. The fund intends to achieve its objective by investing in high yielding income securities. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the issuers.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2005, the fund had a capital loss carryover of $33,361,798 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$2,584,483	May 31, 2007

4,168,119	May 31, 2008

3,778,275	May 31, 2009

8,384,999	May 31, 2010

11,264,568	May 31, 2011

1,858,608	May 31, 2012

1,322,746	May 31, 2013

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending May 31, 2006 $149,157 of losses recognized during the period November 1, 2004 to May 31, 2005.

The aggregate identified cost on a tax basis is $69,517,299, resulting in gross unrealized appreciation and depreciation of $1,675,604 and $4,704,622, respectively, or net unrealized depreciation of $3,029,018.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.55% of the first $500 million of average weekly net assets, 0.48% of the next $500 million, 0.44% of the next $500 million and 040% thereafter.

In addition, the fund pays an administrative services fee to Putnam Management, quarterly based on the net assets of the fund, based on the following payment rates: 0.20% of the first $500 million of average weekly net assets, 0.17% of the next $500 million, 0.16% of the next $500 million and 0.15% thereafter.

In December 2005, consistent with the recommendation of the Trustees (including the Independent Trustees), the shareholders of the fund approved a new investment management contract that will allow for Putnam Management to receive management fees on leveraged assets raised through borrowing by the fund. In addition, the new contract, which goes into effect on January 1, 2006, reflects a reduced management fee structure agreed upon by the Trustees and Putnam Management in June 2005. Effective on January 1, 2006, the fund’s management fee is expected to be an annual rate of 0.55% of the “average weekly assets,” as described below.

Under the new contract, the fund will pay management fees to Putnam Management based on the fund’s “average weekly assets,” rather than to its average weekly net assets. “Average weekly assets” means, in effect, the weekly determinations of the difference between the fund’s total assets (including assets attributable to borrowing for investment purposes) and its total liabilities (excluding liabilities attributable to borrowing for investment purposes).

Effective September 13, 2004, Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (effective January 1, 2006, the average weekly assets) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services is paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the period ended November 30, 2005, the fund incurred $57,270 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the six months ended November 30, 2005, the fund’s expenses were reduced by $1,544 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $239, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the six months ended November 30, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $21,639,905 and $22,627,654, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Share repurchase program

On October 7, 2005, the Trustees authorized Putnam Management to implement a share repurchase program pursuant to which the fund may, over the 12 months following the announcement, repurchase up to 5% of its common shares outstanding as of such date. Repurchases will only be made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the period ended November 30, 2005, the fund repurchased 43,438 common shares for an aggregate purchase price of $342,795, which reflects a weighted-average discount from net asset value per share of 12.1% .

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended November 30, 2005, management fees paid were reduced by $855 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $23,666 for the period ended November 30, 2005. During the period ended November 30, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $11,900,316 and $10,994,735, respectively.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The Staff of the SEC has indicated that it believes that Putnam Management did not comply with certain disclosure requirements in connection with dividend payments to shareholders of your fund. Putnam Management is currently engaged in settlement negotiations with the SEC Staff regarding this matter.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Shareholder meeting results (Unaudited)

October 28, 2005 meeting

The annual meeting of shareholders of the fund was convened on October 28, 2005. At that meeting, consideration of all proposals was adjourned to a final meeting held on December 6, 2005.

December 6, 2005 meeting
At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld
Jameson A. Baxter	4,909,926	324,267

Charles B. Curtis	4,903,686	330,507

Myra R. Drucker	4,910,725	323,468

Charles E. Haldeman, Jr.	4,913,137	321,056

John A. Hill	4,912,541	321,652

Paul L. Joskow	4,910,040	324,153

Elizabeth T. Kennan	4,906,253	327,940

John H. Mullin, III	4,906,968	327,225

Robert E. Patterson	4,908,903	325,290

George Putnam, III	4,908,040	326,153

W. Thomas Stephens	4,723,916	510,277

Richard B. Worley	4,907,646	326,547

A proposal to amend the fund’s fundamental investment restriction with respect to borrowing to permit the fund to engage in investment leverage was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes
3,537,729	811,197	148,972	736,295

A proposal to approve the Amended and Restated Management Contract between the fund and Putnam Investment Management, LLC, which provides for payment of management fees with respect to fund assets attributable to investment leverage, was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes
3,587,256	744,778	165,864	736,295

All tabulations are rounded to nearest whole number.

Fund information

About Putnam Investments

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager
Putnam Investments Limited
57-59 St. James Street
London, England SW1A 1LD

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary
Trust Company

Legal Counsel
Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer
and Proxy Manager

Call 1-800-225-1581 weekdays between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA707 230192 1/06

Item 2. Code of Ethics:

Not Applicabe

Item 3. Audit Committee Financial Expert:

Not Applicabe

Item 4. Principal Accountant Fees and Services:

Not Applicabe

Item 5. Audit Committee

Not Applicabe

Item 6. Schedule of Investments:

Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
InvestmentCompanies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Registrant Purchase of Equity Securities

Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs	or Programs

October 7, 2005
October 31
2005	12,419	$7.84	12,419	362,936

November 1,
2005 -
November 30,
2005	31,019	$7.91	31,019	331,917

The Board of Trustees announced a repurchase plan on October 7, 2005 for which

375,355 shares have been approved to be repurchased by the fund. The repurchase plan has been approved through October 6, 2006.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:

Not applicable

Item 12. Exhibits:

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: January 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: January 27, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: January 27, 2006